Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events
Subsequent Events

Note 17  Subsequent Events

On January 14, 2022 the Company acquired EV Group Holdings LLC (“EVGH”) for, $1.25 million of cash and $17.5 million of common stock. EVGH is a group of companies focused on national real estate assets and real estate solutions for commercial and fleet operators requiring parking, maintenance, and EV charging depot resources. We are currently in the process of finalizing the accounting for this transaction and expect to complete our allocation of purchase considerations to the assets acquired and liabilities assumed by the end of the first quarter of 2022.

On February 25, 2022 the Company entered into a securities purchase agreement with Island Capital Group Charge Me LLC (the “February 2022 Investors”) pursuant to which it issued 3,856,000 Series C preferred shares in an aggregate face value of $12,050,000 for an aggregate purchase price of $10,845,000.